Exhibit 99.1

Positioned for Growth

Forward-Looking Statements Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

Assisting People to Reach Their Highest Level of Independence Mission Statement We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals. With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities. We serve with skill, compassion, respect and care. Respect Care

Extending Our Footprint



WA
OR
ID
CA
NV
UT
CO
AZ
NM
NE
KS
OK
TX
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
VT
NJ
MD
FL
HI
PR
Niagara-on-the-Lake, Ontario, Canada
Washington, D.C.

International Locations	
▪ Canada	▪ Germany
▪ United Kingdom	▪ Bahrain
▪ Netherlands	

Stats
▪ Over 45K employees
▪ Serving 3M people annually

ResCare

3

Community Services Group (CSG) 34 States and Canada Over 40K Employees Operating Margins of 11% LTM Revs of $1.1B 34K People Served Monthly Primary populations: Intellectual / Developmental Disabilities (ID/DD) Youth Elderly Acquired brain injury

CSG – Lines of Business 200 Core Offices 3,450 Group Homes Intellectual & Developmental Disabilities 164 Branches Home Care Pharmacy Alternatives Rest Assured 8 States 6 States & 130 Served Growth Opportunity $77B Market 20K ID/DD Served 500K ID/DD in $44B Funded Market Serving DD Population LTM Revs $300M LTM Revs of $800M 19K Employees 20K Served LTM Revs of $42M 20K Employees

CSG – Payor and Business Mix Payor Mix Diversifying service offerings will reduce reliance on Medicaid Business Mix 82% 9% 5% 4% Medicaid/Other Gov't Private Pay Insurance Commercial/Other Mgmt./Contract Services 71% 3% 27% 1% Intellectual / Developmental Disability Home Care Pharmacy Alternatives Rest Assured

CSG Financial Summary * * *Excludes a $20.3M charge to increase Company legal reserves. (Dollars in millions) (LTM March 31, 2009) $122 $1,122 LTM Revenues LTM Contribution 10.9% LTM Margin

Employment Training Services Group (ETSG) $80B U.S. Mkt. Operating Margins of 7.8% LTM Revs of $437M We provide job training and employment placement to assist people entering or re-entering the workforce International Expansion $88B International Mkt. 11 Locations in U.K 12 Locations in Netherlands and Germany United States & International

ETSG – Lines of Business 300 Sites in 23 States and DC 150 Contracts ($8K - $33M) Operating Margins of 9% 17K Job Placements Monthly LTM Revs of $224M Arbor – Education & Training 3,300 Employees WIA (DOL Funding) Adult & Dislocated Worker Youth TANF / Welfare (HHS Funding) Child Care Services Foster Care Corrections-to-Work Note: Department of Labor (DOL). Health & Human Services (HHS).

ETSG – Lines of Business 17 Centers in 12 States LTM Revs of $163M Resident Capacity of 7K We provide educational and vocational skills training to assist 16 – 24 year old disadvantaged youth Operating Margins of 7% $1.7B Market Job Corps

ETSG – Lines of Business 23 Schools in 6 States Serving 6,500 Youths LTM Revs of $26M ResCare partners with a variety of public and private entities to provide education to our youth. Our facilities include private and charter schools. Alternative Education

ETSG – Payor and Global Business Mix Payor Mix Global Business Mix Opportunity for international and domestic growth (as a % of ETSG total revenues) 4% 4% 3% 1% 51% 37% Department of Labor & HHS Dept. of Labor International School Districts Other Gov't Private Pay 1% 99% U.S. International

ETSG Financial Summary (Dollars in millions) (LTM March 31, 2009) $34 $437 LTM Revenues LTM Contribution 7.8% LTM Margin

Acquisition Market Fragmented Market Robust Pipeline Attractive Market Valuation Multiples 3.0x 5.0x Pro Forma EBITDA 9,000 5,000 Home Care Providers ID/DD Providers 49% 28% Home Care ID/DD

Acquisition Summary Capital Deployed Annualized Revenue Acquired Number of Deals We have years of acquisition experience (in millions) (in millions) $13 $58 $42 $117 $80 2005 2006 2007 2008 YTD 2009 6 16 19 13 12 2005 2006 2007 2008 YTD 2009 $30 $72 $51 $246 $130 2005 2006 2007 2008 YTD 2009

Historical – Income Statement Net Income1 (in millions) Revenue (in millions) Consolidated Adj. EBITDA & Margin1 (in millions) Segment EBITDA Margin1 7.7% 7.5% Margin 6.5% 1Excluding a $20.3M charge to increase Company legal reserves. 7.8% 7.8% Margin Margin Margin Margin $21 $37 $44 $49 $49 2005 2006 2007 2008 LTM 3/31/09 $1,047 $1,302 $1,433 $1,544 $1,559 2005 2006 2007 2008 LTM 3/31/09 $68 $101 $107 $120 $121 2005 2006 2007 2008 LTM 3/31/09 12.4% 11.5% 11.7% 11.8% 7.0% 7.1% 7.2% 7.7% 7.9% 9.6% 11.2% 11.1% 2006 2007 2008 LTM 3/31/09 CSG JC ETS

Historical Deleveraging – Lowering Risk Note: 1 EBITDA / EBITDAR does not include non-recurring legal charge of $20.3M. 2Net Interest includes investment income. 3Adj. Total Debt includes rent expense at a 6.0x multiple. Debt / EBITDA1 2.8x 2.3x 2.1x 2.1x 2.2x EBITDA1 / Net Interest2 EBITDAR1 / (Net Interest2 + Rent) 1.8x 2.2x 2.3x 2.2x 2.3x 2.0x 2.3x 3.3x 3.9x 5.6x 5.8x 6.3x 6.5x 4.0x 3.2x 3.0x 3.4x 3.4x Adj. Total Debt3 / EBITDAR1 3.3x 2004 2005 2006 2007 2008 LTM 3/31/09 2004 2005 2006 2007 2008 LTM 3/31/09 2004 2005 2006 2007 2008 LTM 3/31/09 2004 2005 2006 2007 2008 LTM 3/31/09

Key Global Investment Highlights Market Leader with Stable Cash Flows Consistent Revenue Growth and Profitability Strong Financial Position International and Domestic Growth Robust Acquisition Pipeline 2 3 4 5 6 Mission Driven Human Services Organization Providing Needed Services to Populations With Strong Demographics and Growing Markets 1

Positioned for Growth